UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2021 (February 26, 2021)

TERRA INCOME FUND 6, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	814-01136 (Commission File Number)	46-2865244 (I.R.S. Employer Identification No.)

550 Fifth Avenue, 6th Floor
New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 753-5100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.00% Notes due 2026	TFSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on February 3, 2021, Terra Income Fund 6, Inc., a Maryland corporation (the “Company”), and Terra Income Advisors, LLC (“Terra Income Advisors”), entered into an Underwriting Agreement (the “Underwriting Agreement”), with Ladenburg Thalmann & Co. Inc., on behalf of the underwriters named in Schedule I thereto (the “Underwriters”), in connection with the offer and sale by the Company to the Underwriters of $34.75 million aggregate principal amount of the Company’s 7.00% Notes due 2026 (the “Notes”), which closed on February 10, 2021. Pursuant to the Underwriting Agreement, the Underwriters were granted an option to purchase up to an additional $5,212,500 total aggregate principal amount of Notes from the Company, solely to cover over-allotments.

On February 25, 2021, the Underwriters partially exercised their over-allotment option to purchase an additional $3,635,000 million aggregate principal amount of the Notes (the “Additional Notes”), which closed on February 26, 2021. The net proceeds from the sale of the Additional Notes, after deducting fees paid to the Underwriters, were approximately $3.5 million.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
4.1	Indenture, dated February 10, 2021, by and between Terra Income Fund 6, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 10, 2021)
4.2	First Supplemental Indenture, dated February 10, 2021, by and between Terra Income Fund 6, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on February 10, 2021)
4.3	Form of Global Note representing the Notes (included in Exhibit 4.2)
5.1	Opinion of Alston & Bird LLP (incorporated by reference to Exhibit (l) to the Company’s Registration Statement on Form N-2 filed on December 7, 2020)
23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INCOME FUND 6, INC.

Date:	March 2, 2021	By:	/s/ Gregory M. Pinkus
Gregory M. Pinkus
Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary